Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,045,509.23
Previously Paid Amount	0.00
Total Fee Amount	3,458.78
Total Offset Amount	0.00
Net Fee	$ 3,458.78